UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2019

Cloud Peak Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34547	26-3088162
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

748 T-7 Road, Gillette, Wyoming	82718
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 687-6000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           Entry into a Material Definitive Agreement

On September 6, 2019, Cloud Peak Energy Inc. (the “Company”) and certain of its direct and indirect subsidiaries (the “Cloud Peak Entities”) entered into Amendment No. 8 to the Cloud Peak Entities’ Superpriority Senior Secured Priming Debtor-in-Possession Credit Agreement (the “DIP Credit Agreement”, and such amendment, “Amendment No. 8”) with the lenders party thereto and Ankura Trust Company, LLC, as Administrative Agent and Collateral Agent.  Amendment No. 8, among other things, extends the milestone dates set forth in the DIP Credit Agreement by which a sale order under Section 363 of Title 11 of the U.S. Code by the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) must be entered.

The foregoing description is only a summary of Amendment No. 8 and is qualified in its entirety by reference to the full text of Amendment No. 8, which is filed as Exhibit 10.1 and is incorporated by reference herein.

Cautionary Note Regarding Forward-Looking Statements

This Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not statements of historical facts and often contain words such as “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “seek,” “could,” “should,” “intend,” “potential,” or words of similar meaning. Forward-looking statements are based on management’s current expectations, beliefs, assumptions and estimates regarding the Company, industry, economic conditions, government regulations and energy policies and other factors. Forward-looking statements may include, for example, the closing of the transactions contemplated by the Asset Purchase Agreement, dated August 19, 2019 by and among the Cloud Peak Entities and Navajo Transitional Energy Company, LLC, the ability of the Company to sell its remaining real estate assets, the magnitude of any impairments to the Cloud Peak Entities’ assets and the impacts of such impairments on the investments of securityholders, statements regarding the Board of Directors’ strategic evaluation process, the Company’s operational and financial priorities, the Company’s responses to the structural changes in the U.S. coal industry, the anticipated occurrence of hearing dates on schedule during the Company’s Chapter 11 (“Chapter 11”) of Title 11 of the U.S. Code cases, and other statements regarding the Company’s plans, strategies, prospects and expectations concerning its business, operating results, financial condition, liquidity and other matters that do not relate strictly to historical facts. These statements are subject to significant risks, uncertainties, and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements, including risks and uncertainties regarding the Company’s ability to continue as a going concern, potential appeals of the Bankruptcy Court’s order approving the DIP Credit Agreement, the Company’s ability to successfully complete a sale process under Chapter 11; potential adverse effects of the Chapter 11 cases on the Company’s liquidity and results of operations; the Company’s ability to obtain timely approval by the Bankruptcy Court with respect to the motions filed in the Chapter 11 cases; objections to the sale process or other pleadings filed that could protract the Chapter 11 cases; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties, including its ability to provide adequate compensation and benefits during the Chapter 11 cases; the Company’s ability to comply with the restrictions imposed by its Accounts Receivable Securitization Program, the DIP Credit Agreement and other financing arrangements; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 filing; the effects of the bankruptcy petitions on the Company and on the interests of various constituents, including holders of the Company’s common stock; the Bankruptcy Court’s rulings in the Chapter 11 cases, and the outcome of the Chapter 11 cases generally; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the proceedings; risks associated with third-party motions in the Chapter 11 cases, which may interfere with the Company’s ability to consummate a sale; and increased administrative and legal costs related to the Chapter 11 process and other litigation and inherent risks involved in a bankruptcy process. Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports and registration statements the Company files with the Securities and Exchange Commission, including those in Item 1A - Risk Factors in its most recent Form 10-K and any updates thereto in its Forms 10-Q and current reports on Form 8-K. Additional factors, events, or uncertainties that may emerge from time to time, or those that the Company currently deems to be immaterial, could cause its actual results to differ, and it is not possible for the Company to predict all of them. The Company makes forward-looking statements based on currently available information, and it assumes no obligation to, and expressly disclaims any obligation to, update or revise publicly any forward-looking statements made in this report, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01                                           Financial Statements and Exhibits

(d)    Exhibits.  The following exhibit is being filed herewith.

Exhibit Number	Description
10.1

Amendment No. 8 dated as of September 6, 2019 to Superpriority Senior Secured Priming Debtor-in-Possession Credit Agreement dated as of May 15, 2019 by and among Cloud Peak Energy Inc. and its subsidiaries party thereto, the lenders party thereto and Ankura Trust Company, LLC, as Administrative Agent and as Collateral Agent, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 11, 2019

CLOUD PEAK ENERGY INC.

	By:	/s/ Bryan J. Pechersky
		Name:	Bryan J. Pechersky
		Title:	Executive Vice President, General Counsel and Corporate Secretary